CURRENT RECEIVABLES AND OTHER CURRENT ASSETS - Changes in the Allowance for Doubtful Accounts of Trade Receivables (Details) - Trade receivables - Accumulated impairment - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Changes in allowance account for credit losses of financial assets [abstract]
At January 1	€ 33,376	€ 25,418
Additional provisions	16,385	10,884
Utilizations	(11,527)	(2,104)
Releases	(1,996)	(828)
Other changes	0	6
At December 31	€ 36,238	€ 33,376